EXHIBIT 99.1

 NEWS RELEASE     NEWS RELEASE     NEWS RELEASE       NEWS RELEASE


    [Logo of
     American Express]                           Contact: Molly Faust
                                                          201/209-5595
                                                          molly.faust@aexp.com

                                                          Michael J. O'Neill
                                                          201/209-5583
                                                          mike.o'neill@aexp.com
FOR IMMEDIATE RELEASE

                       AMERICAN EXPRESS COMPANY REPORTS
                   FIRST QUARTER NET INCOME OF $618 MILLION

         New York - April 18, 2002 - AMERICAN EXPRESS COMPANY today reported first quarter net income of $618 million, up 15 percent from $538 million in the same period a year ago. Diluted earnings per share also increased 15 percent to $0.46 from $0.40.
         Net revenues on a managed basis totaled $5.5 billion, up 3 percent from $5.4 billion. Revenues on a GAAP basis were $5.8 billion, up 1 percent from $5.7 billion. The company's return on equity was 11.5 percent.
         Net income and revenue for the year-ago period include a $182 million pre-tax charge ($132 million after-tax), reflecting losses associated with high-yield securities at American Express Financial Advisors (AEFA).
         Kenneth I. Chenault, chairman and chief executive officer, said: "We are making good progress on our reengineering initiatives, our risk profile is stronger, and some aspects of the economy -- particularly unemployment rates -- are looking better than we had anticipated at the start of the year. In light of those factors, we increased our investments in new marketing, card acquisition, product development and asset gathering initiatives during the quarter.
         "If the business environment continues to improve, we expect to accelerate investments in business building activities and to deliver solid operating results."

         TRAVEL RELATED SERVICES (TRS) reported quarterly net income of $467 million, down 11 percent from $522 million a year ago.
         TRS' net revenues decreased slightly compared to a year ago. Net finance charge revenues increased 29 percent, due to wider net-interest yields and loan balance growth. This increase was offset primarily by declines in travel commissions and fees, discount revenue, and other revenue, reflecting weaker economic conditions compared to a year ago. The decline in discount revenue reflected lower corporate card spending in the travel and entertainment sector, which was partially offset by higher consumer spending in the retail and everyday categories.
         As anticipated, the provision for losses grew, reflecting the seasoning of the lending portfolio, higher lending volumes, and weaker economic conditions compared to a year ago. Charge card interest expense decreased due to lower receivable balances and lower funding costs.
         Human resources expense declined primarily as a result of the benefits of reengineering and other cost containment efforts. Other operating expenses rose due in part to higher cardmember loyalty program costs. For the year-ago period, operating expenses reflected the benefit of investment gains.
         TRS results for the first quarter included a benefit of $13 million pre-tax ($8 million after-tax) related to adjustments to the restructuring reserves established last year. This benefit primarily reflected lower than anticipated severance and related benefits costs. The company expects to realize the full expense savings related to the restructuring charges taken last year.
         The above discussion presents TRS results "on a managed basis" as if there had been no cardmember lending securitization transactions, which conforms to industry practice. The attached financials present TRS results on both a managed and reported basis. Net income is the same in both formats.
         On a reported basis, TRS' results included cardmember lending securitization gains of $42 million pre-tax ($27 million after-tax) in both the current and year-ago quarters.

         AMERICAN EXPRESS FINANCIAL ADVISORS (AEFA) reported quarterly net income of $182 million, up from $51 million a year ago. Net revenues increased 20 percent.
         Net income and revenue for the year-ago period included a $182 million pre-tax charge ($132 million after-tax), reflecting losses associated with high-yield securities in AEFA's investment portfolio. In addition, year-ago expenses included an increase of $67 million pre-tax, reflecting an adjustment to the amortization of Deferred Acquisition Costs (DAC) for variable insurance and annuity products.
         During the first quarter 2002, continued weakness in the equity markets contributed to lower levels of assets under management and lower sales. Management and distribution fees declined 6 percent, reflecting a decline in average managed assets.
         Combined other operating and human resources expenses were 3 percent lower than 2001. This was due to lower sales force compensation and the benefit of reengineering and cost-controls, which were offset by business building activities.

         AMERICAN EXPRESS BANK (AEB) reported quarterly net income of $13 million compared with $9 million a year ago. Results continue to benefit from lower funding costs and lower operating expenses as a result of AEB's reengineering efforts. These benefits were partially offset by higher provisions for losses, which were primarily due to higher write-offs in the Bank's consumer lending portfolio.

         CORPORATE AND OTHER reported net expenses of $44 million, which was essentially unchanged from a year ago. Results for both years include a preferred stock dividend based on earnings from Lehman Brothers.

                                      ***

         Due to the adoption of Statement of Financial Accounting Standards No. 142, effective January 1, 2002, no goodwill amortization occurred in the first quarter 2002. In the year-ago period, goodwill amortization reduced pre-tax income by $25 million ($19 million after-tax), or $0.01 per share.

         American Express Company (www.americanexpress.com), founded in 1850, is a global travel, financial and network services provider.

                                      ***

Note: The 2002 First Quarter Earnings Supplement will be available today on the American Express web site at http://ir.americanexpress.com. In addition, an investor conference call to discuss first quarter earnings results, operating performance and other topics that may be raised during the discussion will be held at 5:00 p.m. (ET) today. Live audio of the conference call will be accessible to the general public on the American Express web site at http://ir.americanexpress.com. A replay of the conference call also will be available today at the same web site address.

                                      ***

         THIS DOCUMENT INCLUDES FORWARD-LOOKING STATEMENTS, WHICH ARE SUBJECT TO RISKS AND UNCERTAINTIES. THE WORDS "BELIEVE," "EXPECT," "ANTICIPATE," "OPTIMISTIC," "INTEND," "PLAN," "AIM," "WILL," "SHOULD," "COULD," AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE ON WHICH THEY ARE MADE. THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS. FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THESE FORWARD-LOOKING STATEMENTS INCLUDE, BUT ARE NOT LIMITED TO: THE COMPANY'S ABILITY TO SUCCESSFULLY IMPLEMENT A BUSINESS MODEL THAT ALLOWS FOR SIGNIFICANT EARNINGS GROWTH BASED ON REVENUE GROWTH THAT IS LOWER THAN HISTORICAL LEVELS; FLUCTUATION IN THE EQUITY MARKETS, WHICH CAN AFFECT THE AMOUNT AND TYPES OF INVESTMENT PRODUCTS SOLD BY AEFA, THE MARKET VALUE OF ITS MANAGED ASSETS, AND MANAGEMENT AND DISTRIBUTION FEES RECEIVED BASED ON THOSE ASSETS; POTENTIAL DETERIORATION IN THE HIGH-YIELD SECTOR AND OTHER INVESTMENT AREAS, WHICH COULD RESULT IN FURTHER LOSSES IN AEFA'S INVESTMENT PORTFOLIO; THE ABILITY OF AEFA TO SELL CERTAIN HIGH-YIELD INVESTMENTS AT EXPECTED VALUES AND WITHIN ANTICIPATED TIMEFRAMES AND TO MAINTAIN ITS HIGH-YIELD PORTFOLIO AT CERTAIN LEVELS IN THE FUTURE; DEVELOPMENTS RELATING TO AEFA'S PLATFORM STRUCTURE FOR FINANCIAL ADVISORS, INCLUDING THE ABILITY TO INCREASE ADVISOR PRODUCTIVITY, INCREASE THE GROWTH OF PRODUCTIVE NEW ADVISORS AND CREATE EFFICIENCIES IN THE

INFRASTRUCTURE; AEFA'S ABILITY TO ROLL OUT NEW AND ATTRACTIVE PRODUCTS IN A TIMELY MANNER AND EFFECTIVELY MANAGE THE ECONOMICS IN SELLING A GROWING VOLUME OF NON-PROPRIETARY PRODUCTS; INVESTMENT PERFORMANCE IN AEFA'S BUSINESSES; THE SUCCESS, TIMELINESS AND FINANCIAL IMPACT, INCLUDING COSTS, COST SAVINGS AND OTHER BENEFITS, OF REENGINEERING INITIATIVES BEING IMPLEMENTED OR CONSIDERED BY THE COMPANY, INCLUDING COST MANAGEMENT, STRUCTURAL AND STRATEGIC MEASURES SUCH AS VENDOR, PROCESS, FACILITIES AND OPERATIONS CONSOLIDATION, OUTSOURCING (INCLUDING, AMONG OTHERS, TECHNOLOGIES OPERATIONS), RELOCATING CERTAIN FUNCTIONS TO LOWER COST OVERSEAS LOCATIONS, MOVING INTERNAL AND EXTERNAL FUNCTIONS TO THE INTERNET TO SAVE COSTS, THE SCALE-BACK OF CORPORATE LENDING IN CERTAIN REGIONS, AND PLANNED STAFF REDUCTIONS RELATING TO CERTAIN OF SUCH REENGINEERING ACTIONS; THE ABILITY TO CONTROL AND MANAGE OPERATING, INFRASTRUCTURE, ADVERTISING AND PROMOTION AND OTHER EXPENSES AS BUSINESS EXPANDS OR CHANGES, INCLUDING BALANCING THE NEED FOR LONGER-TERM INVESTMENT SPENDING; THE IMPACT ON THE COMPANY'S BUSINESSES AND UNCERTAINTY CREATED BY THE SEPTEMBER 11TH TERRORIST ATTACKS, AND THE POTENTIAL NEGATIVE EFFECT ON THE COMPANY OF ANY SUCH ATTACKS IN THE FUTURE; THE COMPANY'S ABILITY TO RECOVER UNDER ITS INSURANCE POLICIES FOR LOSSES RESULTING FROM THE SEPTEMBER 11TH TERRORIST ATTACKS; CONSUMER AND BUSINESS SPENDING ON THE COMPANY'S TRAVEL RELATED SERVICES PRODUCTS, PARTICULARLY CREDIT AND CHARGE CARDS AND GROWTH IN CARD LENDING BALANCES, WHICH DEPEND IN PART ON THE ABILITY TO ISSUE NEW AND ENHANCED CARD PRODUCTS AND INCREASE REVENUES FROM SUCH PRODUCTS, ATTRACT NEW CARDHOLDERS, CAPTURE A GREATER SHARE OF EXISTING CARDHOLDERS' SPENDING, SUSTAIN PREMIUM DISCOUNT RATES, INCREASE MERCHANT COVERAGE, RETAIN CARDMEMBERS AFTER LOW INTRODUCTORY LENDING RATES HAVE EXPIRED, AND EXPAND THE GLOBAL NETWORK SERVICES BUSINESS; THE ABILITY TO EXECUTE THE COMPANY'S GLOBAL CORPORATE SERVICES STRATEGY, INCLUDING GREATER PENETRATION OF MIDDLE MARKET COMPANIES, INCREASING CAPTURE OF NON-T&E SPENDING THROUGH GREATER USE OF THE COMPANY'S PURCHASING CARD AND OTHER MEANS, AND FURTHER GLOBALIZING BUSINESS CAPABILITIES; THE ABILITY TO MANAGE AND EXPAND CARDMEMBER BENEFITS, INCLUDING MEMBERSHIP REWARDS(R), IN A COST EFFECTIVE MANNER; SUCCESSFULLY EXPANDING THE COMPANY'S ON-LINE AND OFF-LINE DISTRIBUTION CHANNELS AND CROSS-SELLING FINANCIAL, TRAVEL, CARD AND OTHER PRODUCTS AND SERVICES TO ITS CUSTOMER BASE, BOTH IN THE U.S. AND ABROAD; EFFECTIVELY LEVERAGING THE COMPANY'S ASSETS, SUCH AS ITS BRAND, CUSTOMERS AND INTERNATIONAL PRESENCE, IN THE INTERNET ENVIRONMENT; INVESTING IN AND COMPETING AT THE LEADING EDGE OF TECHNOLOGY ACROSS ALL BUSINESSES; A DOWNTURN IN THE COMPANY'S BUSINESSES AND/OR NEGATIVE CHANGES IN THE COMPANY'S AND ITS SUBSIDIARIES' CREDIT RATINGS, WHICH COULD RESULT IN CONTINGENT PAYMENTS UNDER CONTRACTS, DECREASED LIQUIDITY AND HIGHER BORROWING COSTS; INCREASING COMPETITION IN ALL OF THE COMPANY'S MAJOR BUSINESSES; FLUCTUATIONS IN INTEREST RATES, WHICH IMPACT THE COMPANY'S BORROWING COSTS, RETURN ON LENDING PRODUCTS AND SPREADS IN THE INVESTMENT AND INSURANCE BUSINESSES; CREDIT TRENDS AND THE RATE OF BANKRUPTCIES, WHICH CAN AFFECT SPENDING ON CARD PRODUCTS, DEBT PAYMENTS BY INDIVIDUAL AND CORPORATE CUSTOMERS AND BUSINESSES THAT ACCEPT THE COMPANY'S CARD PRODUCTS, AND RETURNS ON THE COMPANY'S INVESTMENT PORTFOLIOS; FOREIGN CURRENCY EXCHANGE RATES; POLITICAL OR ECONOMIC INSTABILITY IN CERTAIN REGIONS OR COUNTRIES, WHICH COULD AFFECT LENDING ACTIVITIES, AMONG OTHER BUSINESSES; LEGAL AND REGULATORY DEVELOPMENTS, SUCH AS IN THE AREAS OF CONSUMER PRIVACY AND DATA PROTECTION; ACQUISITIONS; AND OUTCOMES IN LITIGATION. A FURTHER DESCRIPTION OF THESE AND OTHER RISKS AND UNCERTAINTIES CAN BE FOUND IN THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2001, AND ITS OTHER REPORTS FILED WITH THE SEC.

                                      ###

(PRELIMINARY)                AMERICAN EXPRESS COMPANY
                                FINANCIAL SUMMARY
                                   (UNAUDITED)

(DOLLARS IN MILLIONS)

                                                   QUARTERS ENDED
                                                       MARCH 31,           PERCENTAGE
                                              -------------------------
                                                  2002         2001         INC/(DEC)
                                              -----------   -----------   -----------
NET REVENUES (MANAGED BASIS) (A)
 Travel Related Services                      $     4,452   $     4,465             -%
 American Express Financial Advisors                  964           806            20
 American Express Bank                                178           158            12
                                              -----------   -----------
                                                    5,594         5,429             3
 Corporate and Other,
  including adjustments and eliminations              (52)          (48)           (7)
                                              -----------   -----------

CONSOLIDATED NET REVENUES (MANAGED BASIS)     $     5,542   $     5,381             3
                                              ===========   ===========

CONSOLIDATED REVENUES (GAAP BASIS)            $     5,759   $     5,719             1
                                              ===========   ===========

PRETAX INCOME (LOSS) (B)
 Travel Related Services                      $       666   $       737           (10)
 American Express Financial Advisors                  252            70             #
 American Express Bank                                 20            14            38
                                              -----------   -----------
                                                      938           821            14
 Corporate and Other                                  (80)          (80)            1
                                              -----------   -----------

PRETAX INCOME                                 $       858   $       741            16
                                              ===========   ===========

NET INCOME (LOSS) (B)
 Travel Related Services                      $       467   $       522           (11)
 American Express Financial Advisors                  182            51             #
 American Express Bank                                 13             9            41
                                              -----------   -----------
                                                      662           582            14
 Corporate and Other                                  (44)          (44)            2
                                              -----------   -----------

NET INCOME                                    $       618   $       538            15
                                              ===========   ===========

# - Denotes a variance of more than 100%.

(A) Managed net revenues are reported net of interest expense, where applicable, and American Express Financial Advisors' provision for losses and benefits, and exclude the effect of TRS' securitization activities.
(B) On January 1, 2002 the company adopted SFAS No. 142, "Goodwill and Other Intangible Assets," which requires that goodwill no longer be amortized but be subject to annual impairment tests. During the first quarter of 2001, goodwill amortization reduced pretax income by $25 million
     ($19 million after-tax).

(PRELIMINARY)                AMERICAN EXPRESS COMPANY
                          FINANCIAL SUMMARY (CONTINUED)
                                   (UNAUDITED)

                                                                    QUARTERS ENDED
                                                                       MARCH 31,            PERCENTAGE
                                                               -------------------------
                                                                  2002            2001       INC/(DEC)
                                                               ----------       --------     ---------
EARNINGS PER SHARE

BASIC
   Earnings Per Common Share                                   $     0.47       $   0.41            15%
                                                               ==========       ========
   Average common shares outstanding (millions)                     1,325          1,323             -
                                                               ==========       ========

DILUTED
   Earnings Per Common Share                                   $     0.46       $   0.40            15
                                                               ==========       ========
   Average common shares outstanding (millions)                     1,335          1,344            (1)
                                                               ==========       ========

Cash dividends declared per common share                       $     0.08       $   0.08             -
                                                               ==========       ========

                        SELECTED STATISTICAL INFORMATION
                                   (UNAUDITED)

                                                                    QUARTERS ENDED
                                                                       MARCH 31,            PERCENTAGE
                                                               -------------------------
                                                                  2002            2001       INC/(DEC)
                                                               ----------       --------     ---------
Return on Average Equity*                                            11.5%          23.5%            -
Common Shares Outstanding (millions)                                1,329          1,326             -
Book Value per Common Share:
   Actual                                                      $     9.40       $   9.02             4%
   Excluding the effect on Shareholders' Equity
     of SFAS No. 115 and SFAS No. 133                          $     9.46       $   8.94             6%
Shareholders' Equity (billions)                                $     12.5       $   12.0             4%

* Excludes the effect on Shareholders' Equity of SFAS No. 115 and SFAS No. 133.

(PRELIMINARY)               AMERICAN EXPRESS COMPANY
                                FINANCIAL SUMMARY
                                   (UNAUDITED)

(DOLLARS IN MILLIONS)
                                                                      QUARTERS ENDED
                                          ----------------------------------------------------------------------------
                                           MARCH 31,     DECEMBER 31,    SEPTEMBER 30,      JUNE 30,        MARCH 31,
                                             2002            2001             2001            2001            2001
                                          -----------    ------------    -------------    ------------    ------------
NET REVENUES (MANAGED BASIS) (A)
 Travel Related Services                  $     4,452    $      4,527    $       4,466    $      4,644    $      4,465
 American Express Financial Advisors              964             949              908             162             806
 American Express Bank                            178             168              165             159             158
                                          -----------    ------------    -------------    ------------    ------------
                                                5,594           5,644            5,539           4,965           5,429
 Corporate and Other,
  including adjustments and eliminations          (52)            (54)             (61)            (55)            (48)
                                          -----------    ------------    -------------    ------------    ------------

CONSOLIDATED NET REVENUES (MANAGED BASIS) $     5,542    $      5,590    $       5,478    $      4,910    $      5,381
                                          ===========    ============    =============    ============    ============

CONSOLIDATED REVENUES (GAAP BASIS)        $     5,759    $      5,871    $       5,724    $      5,268    $      5,719
                                          ===========    ============    =============    ============    ============

PRETAX INCOME (LOSS) (B,C)
 Travel Related Services                  $       666    $        196    $         316    $        730    $        737
 American Express Financial Advisors              252             220              194            (508)             70
 American Express Bank                             20              16              (62)             18              14
                                          -----------    ------------    -------------    ------------    ------------
                                                  938             432              448             240             821
 Corporate and Other                              (80)            (85)             (94)            (87)            (80)
                                          -----------    ------------    -------------    ------------    ------------

PRETAX INCOME                             $       858    $        347    $         354    $        153    $        741
                                          ===========    ============    =============    ============    ============

NET INCOME (LOSS) (B,C)
 Travel Related Services                  $       467    $        170    $         248    $        519    $        522
 American Express Financial Advisors              182             163              145            (307)             51
 American Express Bank                             13               9              (43)             12               9
                                          -----------    ------------    -------------    ------------    ------------
                                                  662             342              350             224             582
 Corporate and Other                              (44)            (45)             (52)            (46)            (44)
                                          -----------    ------------    -------------    ------------    ------------

NET INCOME                                $       618    $        297    $         298    $        178    $        538
                                          ===========    ============    =============    ============    ============

(A) Managed net revenues are reported net of interest expense, where applicable, and American Express Financial Advisors' provision for losses and benefits, and exclude the effect of TRS' securitization activities.
(B) On January 1, 2002 the company adopted SFAS No. 142, "Goodwill and Other Intangible Assets," which requires that goodwill no longer be amortized but be subject to annual impairment tests. During the fourth, third, second and first quarters of 2001, goodwill amortization reduced pretax income by $31 million ($24 million after-tax), $25 million
    ($19 million after-tax), $25 million ($20 million after-tax) and $25 million ($19 million after-tax), respectively.
(C) Included in 2001 income are two significant items: (a) restructuring charges of $279 million ($179 million after-tax) and $352 million ($232 million after-tax) recognized in the fourth and third quarters, respectively, and (b) one-time costs (including waived fees) in the third quarter of $98 million ($65 million after-tax) resulting from the September 11th terrorist attacks.

(PRELIMINARY)               AMERICAN EXPRESS COMPANY
                          FINANCIAL SUMMARY (CONTINUED)
                                   (UNAUDITED)

                                                                           QUARTERS ENDED
                                                  --------------------------------------------------------------------------
                                                     MARCH 31,      DECEMBER 31,   SEPTEMBER 30,     JUNE 30,      MARCH 31,
                                                       2002             2001           2001            2001          2001
                                                  ---------------   ------------   -------------   -----------   ------------
EARNINGS PER SHARE

BASIC
 Earnings Per Common Share                        $          0.47   $       0.22    $      0.23    $      0.13   $       0.41
                                                  ===============   ============    ===========    ===========   ============
 Average common shares outstanding (millions)               1,325          1,329          1,324          1,321          1,323
                                                  ===============   ============    ===========    ===========   ============

DILUTED
 Earnings Per Common Share                        $          0.46   $       0.22    $      0.22    $      0.13   $       0.40
                                                  ===============   ============    ===========    ===========   ============
 Average common shares outstanding (millions)               1,335          1,336          1,335          1,336          1,344
                                                  ===============   ============    ===========    ===========   ============

Cash dividends declared per common share          $          0.08   $       0.08    $      0.08    $      0.08   $       0.08
                                                  ===============   ============    ===========    ===========   ============

                        SELECTED STATISTICAL INFORMATION
                                   (UNAUDITED)

                                                                                  QUARTERS ENDED
                                                  --------------------------------------------------------------------------
                                                     MARCH 31,      DECEMBER 31,   SEPTEMBER 30,     JUNE 30,      MARCH 31,
                                                       2002            2001           2001            2001           2001
                                                  ---------------   ------------   -------------   -----------   ------------

Return on Average Equity*                                    11.5%          10.9%          14.2%          18.2%          23.5%
Common Shares Outstanding (millions)                        1,329          1,331          1,336          1,324          1,326
Book Value per Common Share:
   Actual                                         $          9.40   $       9.05    $      9.16    $      8.88   $       9.02
   Excluding the effect on Shareholders' Equity
     of SFAS No. 115 and SFAS No. 133             $          9.46   $       9.02    $      8.92    $      8.84   $       8.94
Shareholders' Equity (billions)                   $          12.5   $       12.0    $      12.2    $      11.8   $       12.0

* Excludes the effect on Shareholders' Equity of SFAS No. 115 and SFAS No. 133.

(PRELIMINARY)                TRAVEL RELATED SERVICES
                              STATEMENTS OF INCOME
                           (UNAUDITED, MANAGED BASIS)

(DOLLARS IN MILLIONS)
                                                 QUARTERS ENDED
                                                      MARCH 31,                PERCENTAGE
                                          --------------------------------
                                               2002              2001           INC/(DEC)
                                          ---------------   ---------------    ----------
Net Revenues:
 Discount Revenue                         $         1,845   $         1,925        (4.2)%
 Net Card Fees                                        423               422         0.1
 Lending:
  Finance Charge Revenue                            1,099             1,120        (1.9)
  Interest Expense                                    207               429       (51.7)
                                          ---------------   ---------------
    Net Finance Charge Revenue                        892               691        29.1
  Travel Commissions and Fees                         328               418       (21.6)
  Travelers Cheque Investment Income                   90                98        (7.8)
  Other Revenues                                      874               911        (4.1)
                                          ---------------   ---------------
    Total Net Revenues                              4,452             4,465        (0.3)
                                          ---------------   ---------------
Expenses:
 Marketing and Promotion                              301               296         1.4
 Provision for Losses and Claims:
  Charge Card                                         252               285       (11.7)
  Lending                                             644               501        28.6
  Other                                                48                24           #
                                          ---------------   ---------------
    Total                                             944               810        16.6
 Charge Card Interest Expense                         241               393       (38.7)
 Human Resources                                      901             1,034       (12.9)
 Other Operating Expenses                           1,412             1,195        18.2
 Restructuring Charges                                (13)                -           #
                                          ---------------   ---------------
    Total Expenses                                  3,786             3,728         1.6
                                          ---------------   ---------------
Pretax Income                                         666               737        (9.7)
Income Tax Provision                                  199               215        (7.4)
                                          ---------------   ---------------
Net Income                                $           467   $           522       (10.6)
                                          ===============   ===============

# - Denotes a variance of more than 100%.

The above managed Statements of Income assume that gains of $42 million from lending securitizations in both the periods ended March 31, 2002 and 2001 were offset by higher marketing and promotion and other operating expense, and, accordingly, the incremental expenses, as well as the gains, have been eliminated.

(PRELIMINARY)               TRAVEL RELATED SERVICES
                              STATEMENTS OF INCOME
                        (UNAUDITED, GAAP REPORTING BASIS)

(DOLLARS IN MILLIONS)

                                                  QUARTERS ENDED
                                                     MARCH 31,               PERCENTAGE
                                          --------------------------------
                                               2002                  2001     INC/(DEC)
                                          --------------   ---------------   ----------
Net Revenues:
 Discount Revenue                         $        1,845   $         1,925       (4.2)%
 Net Card Fees                                       423               422        0.1
 Lending:
  Finance Charge Revenue                             532               606      (12.2)
  Interest Expense                                   127               275      (53.7)
                                          --------------   ---------------
    Net Finance Charge Revenue                       405               331       22.2
 Travel Commissions and Fees                         328               418      (21.6)
 Travelers Cheque Investment Income                   90                98       (7.8)
 Securitization Income                               383               294       30.4
 Other Revenues                                      725               838      (13.5)
                                          --------------   ---------------
    Total Net Revenues                             4,199             4,326       (2.9)
                                          --------------   ---------------
Expenses:
 Marketing and Promotion                             326               321        1.5
 Provision for Losses and Claims:
  Charge Card                                        252               249        1.2
  Lending                                            346               287       20.4
  Other                                               48                24          #
                                          --------------   ---------------
    Total                                            646               560       15.3
 Charge Card Interest Expense                        244               349      (30.0)
 Net Discount Expense                                  -               113          #
 Human Resources                                     901             1,034      (12.9)
 Other Operating Expenses                          1,429             1,212       18.0
 Restructuring Charges                               (13)                -          #
                                          --------------   ---------------
    Total Expenses                                 3,533             3,589       (1.6)
                                          --------------   ---------------
Pretax Income                                        666               737       (9.7)
Income Tax Provision                                 199               215       (7.4)
                                          --------------   ---------------
Net Income                                $          467   $           522      (10.6)
                                          ==============   ===============

# - Denotes a variance of more than 100%

Note: Certain prior period amounts have been restated to conform to current year presentation of securitization income.

(PRELIMINARY)                TRAVEL RELATED SERVICES
                        SELECTED STATISTICAL INFORMATION
                                   (UNAUDITED)

(AMOUNTS IN BILLIONS, EXCEPT PERCENTAGES AND WHERE INDICATED)

                                                      QUARTERS ENDED
                                                          MARCH 31,                   PERCENTAGE
                                                  ----------------------------
                                                      2002            2001             INC/(DEC)
                                                  --------------   -----------        ---------
Total Cards in Force (millions):
 United States                                              34.8          34.2          1.7%
 Outside the United States                                  20.8          19.0          9.5
                                                  --------------   -----------
    Total                                                   55.6          53.2          4.5
                                                  ==============   ===========
Basic Cards in Force (millions):
 United States                                              26.9          26.9         (0.1)
 Outside the United States                                  15.8          14.4          9.7
                                                  --------------   -----------
    Total                                                   42.7          41.3          3.3
                                                  ==============   ===========
Card Billed Business:
 United States                                    $         54.3   $      55.6         (2.3)
 Outside the United States                                  17.3          18.4         (5.9)
                                                  --------------   -----------
    Total                                         $         71.6   $      74.0         (3.2)
                                                  ==============   ===========

Average Discount Rate (A)                                   2.66%         2.68%           -
Average Basic Cardmember Spending (dollars) (A)   $        1,825   $     1,933         (5.6)
Average Fee per Card - Managed (dollars) (A)      $           33   $        35         (5.7)
Non-Amex Brand (B):
 Cards in Force (millions)                                   0.7           0.6          2.1
 Billed Business                                  $          0.9   $       0.8         12.8
Travel Sales                                      $          3.7   $       5.0        (26.1)
 Travel Commissions and Fees/Sales (C)                       8.8%          8.4%           -
Travelers Cheque:
 Sales                                            $          4.6   $       5.0         (9.2)
 Average Outstanding                              $          6.2   $       6.1          1.4
 Average Investments                              $          6.6   $       6.3          4.4
 Tax Equivalent Yield                                        8.8%          9.1%           -
Total Debt                                        $         34.5   $      35.5         (2.9)
Shareholder's Equity                              $          7.0   $       6.7          4.1
Return on Average Equity (D)                                20.6%         33.0%           -
Return on Average Assets (E)                                 2.1%          3.1%           -

(A) Computed from proprietary card activities only.
(B) This data relates to Visa and Eurocards issued in connection with joint venture activities.
(C) Computed from information provided herein.
(D) Excludes the effect on Shareholder's Equity of SFAS No. 115 and SFAS
    No. 133.
(E) Excludes the effect on total assets of SFAS No. 115 and SFAS No. 133 to the extent that they directly affect Shareholder's Equity.

(PRELIMINARY)                TRAVEL RELATED SERVICES
                  SELECTED STATISTICAL INFORMATION (CONTINUED)
                           (UNAUDITED, MANAGED BASIS)

(AMOUNTS IN BILLIONS, EXCEPT PERCENTAGES AND WHERE INDICATED)

                                                         QUARTERS ENDED
                                                             MARCH 31,           PERCENTAGE
                                                  ---------------------------
                                                      2002           2001         INC/(DEC)
                                                  ------------    -----------    ----------
Charge Card Receivables:
 Total Receivables                                $       24.2    $      26.4      (8.3)%
 90 Days Past Due as a % of Total                          3.1%           2.7%        -
 Loss Reserves (millions)                         $      1,031    $     1,004       2.7
  % of Receivables                                         4.3%           3.8%        -
  % of 90 Days Past Due                                    138%           139%        -
 Net Loss Ratio                                           0.39%          0.35%        -

U.S. Lending:
 Total Loans                                      $       31.3    $      30.2       3.6
 Past Due Loans as a % of Total:
  30-89 Days                                               2.1%           2.0%        -
  90+ Days                                                 1.3%           0.9%        -
 Loss Reserves (millions):
  Beginning Balance                               $      1,077    $       820      31.4
   Provision                                               541            426      26.9
   Net Charge-Offs/Other                                  (474)          (339)     39.6
                                                  ------------    -----------
  Ending Balance                                  $      1,144    $       907      26.2
                                                  ============    ===========
  % of Loans                                               3.7%           3.0%        -
  % of Past Due                                            107%           103%        -
Average Loans                                     $       31.5    $      28.9       9.3
Net Write-Off Rate                                         6.5%           5.1%        -
Net Interest Yield                                         9.6%           8.3%        -

(PRELIMINARY)                TRAVEL RELATED SERVICES
                              STATEMENTS OF INCOME
                          (UNAUDITED, MANAGED BASIS)

(DOLLARS IN MILLIONS)

                                                                      QUARTERS ENDED
                                         -----------------------------------------------------------------------------
                                           MARCH 31,     DECEMBER 31,    SEPTEMBER 30,      JUNE 30,        MARCH 31,
                                             2002            2001             2001            2001            2001
                                         ------------    ------------    -------------    ------------    ------------
Net Revenues:
 Discount Revenue                        $      1,845    $      1,913    $       1,870    $      2,007    $      1,925
 Net Card Fees                                    423             426              423             420             422
 Lending:
  Finance Charge Revenue                        1,099           1,156            1,187           1,159           1,120
  Interest Expense                                207             289              358             408             429
                                         ------------    ------------    -------------    ------------    ------------
   Net Finance Charge Revenue                     892             867              829             751             691
 Travel Commissions and Fees                      328             334              358             427             418
 Travelers Cheque Investment Income                90              94              103             100              98
 Other Revenues                                   874             893              883             939             911
                                         ------------    ------------    -------------    ------------    ------------
    Total Net Revenues                          4,452           4,527            4,466           4,644           4,465
                                         ------------    ------------    -------------    ------------    ------------
Expenses:
 Marketing and Promotion                          301             282              298             269             296
 Provision for Losses and Claims:
  Charge Card                                     252             343              284             320             285
  Lending                                         644             605              573             564             501
  Other                                            48              81               34              25              24
                                         ------------    ------------    -------------    ------------    ------------
    Total                                         944           1,029              891             909             810
 Charge Card Interest Expense                     241             335              365             383             393
 Human Resources                                  901             918              987           1,053           1,034
 Other Operating Expenses                       1,412           1,548            1,335           1,300           1,195
 Restructuring Charges                            (13)            219              195               -               -
 Disaster Recovery Charge (A)                       -               -               79               -               -
                                         ------------    ------------    -------------    ------------    ------------
    Total Expenses                              3,786           4,331            4,150           3,914           3,728
                                         ------------    ------------    -------------    ------------    ------------
Pretax Income                                     666             196              316             730             737
Income Tax Provision                              199              26               68             211             215
                                         ------------    ------------    -------------    ------------    ------------
Net Income                               $        467    $        170    $         248    $        519    $        522
                                         ============    ============    =============    ============    ============

(A) The third quarter 2001 disaster recovery charge excludes approximately $8 million of waived finance charges and late fees.

The above managed Statements of Income assume that gains of $42 million, $29 million, $84 million and $42 million from lending securitizations for the periods ended March 31, 2002, September 30, 2001, June 30, 2001, and March 31, 2001, respectively, were offset by higher marketing and promotion and other operating expense, and, accordingly, the incremental expenses, as well as the gains, have been eliminated.

(PRELIMINARY)                TRAVEL RELATED SERVICES
                              STATEMENTS OF INCOME
                        (UNAUDITED, GAAP REPORTING BASIS)

(DOLLARS IN MILLIONS)

                                                                      QUARTERS ENDED
                                         -----------------------------------------------------------------------------
                                           MARCH 31,     DECEMBER 31,    SEPTEMBER 30,      JUNE 30,        MARCH 31,
                                             2002            2001             2001            2001            2001
                                         ------------    ------------    -------------    ------------    ------------
Net Revenues:
 Discount Revenue                        $      1,845    $      1,913    $       1,870    $      2,007    $      1,925
 Net Card Fees                                    423             426              423             404             422
 Lending:
  Finance Charge Revenue                          532             568              595             594             606
  Interest Expense                                127             173              234             258             275
                                         ------------    ------------    -------------    ------------    ------------
    Net Finance Charge Revenue                    405             395              361             336             331
Travel Commissions and Fees                       328             334              358             427             418
Travelers Cheque Investment Income                 90              94              103             100              98
Securitization Income                             383             384              352             402             294
Other Revenues                                    725             761              761             820             838
                                         ------------    ------------    -------------    ------------    ------------
    Total Net Revenues                          4,199           4,307            4,228           4,496           4,326
                                         ------------    ------------    -------------    ------------    ------------
Expenses:
 Marketing and Promotion                          326             282              314             320             321
 Provision for Losses and Claims:
  Charge Card                                     252             343              284             319             249
  Lending                                         346             381              302             346             287
  Other                                            48              81               34              25              24
                                         ------------    ------------    -------------    ------------    ------------
    Total                                         646             805              620             690             560
 Charge Card Interest Expense                     244             339              369             387             349
 Net Discount Expense                               -               -                -             (17)            113
 Human Resources                                  901             918              987           1,053           1,034
 Other Operating Expenses                       1,429           1,548            1,348           1,333           1,212
 Restructuring Charges                            (13)            219              195               -               -
 Disaster Recovery Charge (A)                       -               -               79               -               -
                                         ------------    ------------    -------------    ------------    ------------
    Total Expenses                              3,533           4,111            3,912           3,766           3,589
                                         ------------    ------------    -------------    ------------    ------------
Pretax Income                                     666             196              316             730             737
Income Tax Provision                              199              26               68             211             215
                                         ------------    ------------    -------------    ------------    ------------
Net Income                               $        467    $        170    $         248    $        519    $        522
                                         ============    ============    =============    ============    ============

Note: Certain prior period amounts have been restated to conform to current year presentation of securitization income.

(A) The third quarter 2001 disaster recovery charge excludes approximately $8 million of waived finance charges and late fees.

(PRELIMINARY)                TRAVEL RELATED SERVICES
                        SELECTED STATISTICAL INFORMATION
                                   (UNAUDITED)

(AMOUNTS IN BILLIONS, EXCEPT PERCENTAGES AND WHERE INDICATED)

                                                                      QUARTERS ENDED
                                         ----------------------------------------------------------------------------
                                           MARCH 31,     DECEMBER 31,    SEPTEMBER 30,      JUNE 30,       MARCH 31,
                                             2002            2001             2001            2001            2001
                                         ------------    ------------    -------------    ------------    -----------
Total Cards in Force (millions):
 United States                                   34.8            34.6             34.7            34.6           34.2
 Outside the United States                       20.8            20.6             20.2            19.7           19.0
                                         ------------    ------------    -------------    ------------    -----------
    Total                                        55.6            55.2             54.9            54.3           53.2
                                         ============    ============    =============    ============    ===========
Basic Cards in Force (millions):
 United States                                   26.9            26.8             26.9            26.9           26.9
 Outside the United States                       15.8            15.6             15.4            15.0           14.4
                                         ------------    ------------    -------------    ------------    -----------
    Total                                        42.7            42.4             42.3            41.9           41.3
                                         ============    ============    =============    ============    ===========
Card Billed Business:
 United States                           $       54.3    $       55.8    $        54.4    $       58.8    $      55.6
 Outside the United States                       17.3            18.6             18.0            18.5           18.4
                                         ------------    ------------    -------------    ------------    -----------
    Total                                $       71.6    $       74.4    $        72.4    $       77.3    $      74.0
                                         ============    ============    =============    ============    ===========
Average Discount Rate (A)                        2.66%           2.66%            2.67%           2.67%          2.68%
Average Basic Cardmember Spending
   (dollars) (A)                         $      1,825    $      1,897    $       1,846    $      1,986    $     1,933
Average Fee per Card - Managed
   (dollars) (A)                         $         33    $         34    $          34    $         34    $        35
Non-Amex Brand (B):
 Cards in Force (millions)                        0.7             0.7              0.7             0.7            0.6
 Billed Business                         $        0.9    $        0.9    $         0.9    $        0.8    $       0.8
Travel Sales                             $        3.7    $        3.3    $         3.9    $        4.9    $       5.0
 Travel Commissions and Fees/Sales (C)            8.8%           10.2%             9.2%            8.7%           8.4%
Travelers Cheque:
 Sales                                   $        4.6    $        4.7    $         7.3    $        6.5    $       5.0
 Average Outstanding                     $        6.2    $        6.2    $         6.8    $        6.5    $       6.1
 Average Investments                     $        6.6    $        6.5    $         7.0    $        6.5    $       6.3
 Tax Equivalent Yield                             8.8%            9.1%             8.8%            9.0%           9.1%
Total Debt                               $       34.5    $       37.8    $        38.0    $       37.6    $      35.5
Shareholder's Equity                     $        7.0    $        6.7    $         6.6    $        6.7    $       6.7
Return on Average Equity (D)                     20.6%           21.9%            27.0%           32.0%          33.0%
Return on Average Assets (E)                      2.1%            2.1%             2.6%            3.0%           3.1%

(A) Computed from proprietary card activities only.
(B) This data relates to Visa and Eurocards issued in connection with joint venture activities.
(C) Computed from information provided herein.
(D) Excludes the effect on Shareholder's Equity of SFAS No. 115 and
    SFAS No. 133.
(E) Excludes the effect on total assets of SFAS No. 115 and SFAS No. 133 to the extent that they directly affect Shareholder's Equity.

(PRELIMINARY)                TRAVEL RELATED SERVICES
                  SELECTED STATISTICAL INFORMATION (CONTINUED)
                           (UNAUDITED, MANAGED BASIS)

(AMOUNTS IN BILLIONS, EXCEPT PERCENTAGES AND WHERE INDICATED)

                                                                      QUARTERS ENDED
                                         ----------------------------------------------------------------------------
                                           MARCH 31,     DECEMBER 31,    SEPTEMBER 30,      JUNE 30,        MARCH 31,
                                             2002            2001             2001            2001            2001
                                         ------------    ------------    -------------    ------------    -----------
Charge Card Receivables:
 Total Receivables                       $       24.2    $       26.2    $        24.8    $       26.1    $      26.4
 90 Days Past Due as a % of Total                 3.1%            2.9%             3.0%            2.9%           2.7%
 Loss Reserves (millions)                $      1,031    $      1,032    $       1,026    $      1,034    $     1,004
  % of Receivables                                4.3%            3.9%             4.1%            4.0%           3.8%
  % of 90 Days Past Due                           138%            136%             136%            138%           139%
 Net Loss Ratio                                  0.39%           0.47%            0.45%           0.42%          0.35%

U.S. Lending:
 Total Loans                             $       31.3    $       32.0    $        31.3    $       31.2    $      30.2
 Past Due Loans as a % of Total:
  30-89 Days                                      2.1%            2.1%             2.2%            1.9%           2.0%
  90+ Days                                        1.3%            1.2%             1.0%            1.0%           0.9%
 Loss Reserves (millions):
  Beginning Balance                      $      1,077    $      1,018    $         959    $        907    $       820
   Provision                                      541             519              493             495            426
   Net Charge-Offs/Other                         (474)           (460)            (434)           (443)          (339)
                                         ------------    ------------    -------------    ------------    -----------
  Ending Balance                         $      1,144    $      1,077    $       1,018    $        959    $       907
                                         ============    ============    =============    ============    ===========
  % of Loans                                      3.7%            3.4%             3.3%            3.1%           3.0%
  % of Past Due                                   107%            101%             101%            107%           103%
 Average Loans                           $       31.5    $       31.5    $        31.0    $       30.3    $      28.9
 Net Write-Off Rate                               6.5%            5.9%             5.6%            5.7%           5.1%
 Net Interest Yield                               9.6%            9.6%             8.8%            8.6%           8.3%

(PRELIMINARY)          AMERICAN EXPRESS FINANCIAL ADVISORS
                              STATEMENTS OF INCOME
                                   (UNAUDITED)
(DOLLARS IN MILLIONS)

                                               QUARTERS ENDED
                                                   MARCH 31,       PERCENTAGE
                                            --------------------
                                               2002       2001      INC/(DEC)
                                            ---------   --------   ----------
Net Revenues:
 Investment Income                          $     529   $    368        43.9%
 Management and Distribution Fees                 597        638        (6.5)
 Other Revenues                                   308        277        11.2
                                            ---------   --------
  Total Revenues                                1,434      1,283        11.8
 Provision for Losses and Benefits:
  Annuities                                       247        238         4.3
  Insurance                                       171        157         8.7
  Investment Certificates                          52         82       (36.8)
                                            ---------   --------
   Total                                          470        477        (1.3)
                                            ---------   --------
  Net Revenues                                    964        806        19.5
                                            ---------   --------
Expenses:
 Human Resources                                  499        548        (9.0)
 Other Operating Expenses                         213        188        13.0
                                            ---------   --------
   Total Expenses                                 712        736        (3.4)
                                            ---------   --------
Pretax Income                                     252         70           #
Income Tax Provision                               70         19           #
                                            ---------   --------
Net Income                                  $     182   $     51           #
                                            =========   ========

# - Denotes a variance of more than 100%

NOTE: 2001 results include charges of $182 million pretax ($132 million after-tax) reflecting losses associated with high-yield securities.

(PRELIMINARY)          AMERICAN EXPRESS FINANCIAL ADVISORS
                        SELECTED STATISTICAL INFORMATION
                                   (UNAUDITED)

(DOLLARS IN MILLIONS, EXCEPT WHERE INDICATED)


                                                                QUARTERS ENDED
                                                                    MARCH 31,         PERCENTAGE
                                                            ----------------------
                                                              2002          2001       INC/(DEC)
                                                            ---------    ----------   ---------
Investments (billions)*                                     $    33.1    $     31.2         5.9%
Client Contract Reserves (billions)                         $    32.9    $     31.7         4.0
Shareholder's Equity (billions)                             $     5.3    $      4.7        13.1
Return on Average Equity **                                       3.6%         17.8%          -

Life Insurance in Force (billions)                          $   110.9    $    100.0        11.0
Assets Owned, Managed or
 Administered (billions):
  Assets Managed for Institutions                           $    49.2    $     53.7        (8.3)
  Assets Owned, Managed or Administered
   for Individuals:
   Owned Assets:
    Separate Account Assets                                      27.2          27.4        (0.6)
    Other Owned Assets                                           42.8          42.0         1.9
                                                            ---------    ----------
     Total Owned Assets                                          70.0          69.4         0.9
   Managed Assets                                                98.6          99.8        (1.2)
   Administered Assets                                           36.4          30.8        18.1
                                                            ---------    ----------
    Total                                                   $   254.2    $    253.7         0.2
                                                            =========    ==========
 Market Appreciation (Depreciation) During
  the Period:
  Owned Assets:
   Separate Account Assets                                  $    (279)   $   (5,204)          -
   Other Owned Assets                                       $    (278)   $      608           -
  Total Managed Assets                                      $      14    $  (16,657)          -

 Cash Sales:
  Mutual Funds                                              $   8,749    $    9,889       (11.5)
  Annuities                                                     1,548         1,427         8.5
  Investment Certificates                                         643           954       (32.5)
  Life and Other Insurance Products                               184           244       (24.9)
  Institutional                                                 1,815         2,506       (27.6)
  Other                                                         1,028         1,955       (47.4)
                                                            ---------    ----------
 Total Cash Sales                                           $  13,967    $   16,975       (17.7)
                                                            =========    ==========

 Number of Financial Advisors                                  11,502        12,052        (4.6)
 Fees from Financial Plans and Advice Services              $    29.7    $     27.6         7.7
 Percentage of Total Sales from Financial Plans
  and Advice Services                                            73.2%         73.0%          -

 *  Excludes cash, derivatives, short term and other investments.
**  Excludes the effect on Shareholder's Equity of SFAS No. 115 and SFAS No. 133.

(PRELIMINARY)           AMERICAN EXPRESS FINANCIAL ADVISORS
                            STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

(DOLLARS IN MILLIONS)

                                                                      QUARTERS ENDED
                                         ----------------------------------------------------------------------------
                                           MARCH 31,     DECEMBER 31,    SEPTEMBER 30,      JUNE 30,        MARCH 31,
                                             2002            2001            2001             2001            2001
                                         ------------    ------------    -------------    ------------    -----------
Net Revenues:
 Investment Income                       $        529    $        549    $         490    $       (246)   $       368
 Management and Distribution Fees                 597             603              595             623            638
 Other Revenues                                   308             299              307             290            277
                                         ------------    ------------    -------------    ------------    -----------
  Total Revenues                                1,434           1,451            1,392             667          1,283
Provision for Losses and Benefits:
 Annuities                                        247             256              242             255            238
 Insurance                                        171             168              171             152            157
 Investment Certificates                           52              78               71              98             82
                                         ------------    ------------    -------------    ------------    -----------
  Total                                           470             502              484             505            477
                                         ------------    ------------    -------------    ------------    -----------
 Net Revenues                                     964             949              908             162            806
                                         ------------    ------------    -------------    ------------    -----------
Expenses:
 Human Resources                                  499             455              469             496            548
 Other Operating Expenses                         213             229              172             174            188
 Restructuring Charges                              -              45               62               -              -
 Disaster Recovery Charge                           -               -               11               -              -
                                         ------------    ------------    -------------    ------------    -----------
  Total Expenses                                  712             729              714             670            736
                                         ------------    ------------    -------------    ------------    -----------
Pretax Income (Loss)                              252             220              194            (508)            70
Income Tax Provision (Benefit)                     70              57               49            (201)            19
                                         ------------    ------------    -------------    ------------    -----------
Net Income (Loss)                        $        182    $        163    $         145    $       (307)   $        51
                                         ============    ============    =============    ============    ===========

NOTE: 2001 results include charges of $826 million pretax ($537 million after-tax) and $182 million pretax ($132 million after-tax) in the second and first quarters reflecting losses associated with high-yield securities.

(PRELIMINARY)          AMERICAN EXPRESS FINANCIAL ADVISORS
                        SELECTED STATISTICAL INFORMATION
                                   (UNAUDITED)
(DOLLARS IN MILLIONS, EXCEPT WHERE INDICATED)

                                                                                  QUARTERS ENDED
                                                    -----------------------------------------------------------------------------
                                                    MARCH 31,      DECEMBER 31,    SEPTEMBER 30,        JUNE 30,        MARCH 31,
                                                       2002           2001             2001               2001            2001
                                                    ---------      -----------     ------------        ---------        ---------
Investments (billions)*                             $    33.1       $    33.6        $    32.9         $    32.0        $    31.2
Client Contract Reserves (billions)                 $    32.9       $    32.8        $    32.6         $    32.1        $    31.7
Shareholder's Equity (billions)                     $     5.3       $     5.4        $     5.5         $     4.6        $     4.7
Return on Average Equity**                                3.6%            1.0%             2.7%              5.4%            17.8%

Life Insurance in Force (billions)                  $   110.9       $   107.9        $   104.8         $   102.3        $   100.0
Assets Owned, Managed or
 Administered (billions):
  Assets Managed for Institutions                   $    49.2       $    49.7        $    47.8         $    54.3        $    53.7
  Assets Owned, Managed or Administered
   for Individuals:
   Owned Assets:
    Separate Account Assets                              27.2            27.3             24.3              28.9             27.4
    Other Owned Assets                                   42.8            44.2             42.5              41.6             42.0
                                                    ---------       ---------        ---------         ---------        ---------
     Total Owned Assets                                  70.0            71.5             66.8              70.5             69.4
   Managed Assets                                        98.6            98.7             91.2             104.0             99.8
   Administered Assets                                   36.4            33.4             28.6              33.0             30.8
                                                    ---------       ---------        ---------         ---------        ---------
    Total                                           $   254.2       $   253.3        $   234.4         $   261.8        $   253.7
                                                    =========       =========        =========         =========        =========
Market Appreciation (Depreciation) During
 the Period:
 Owned Assets:
  Separate Account Assets                           $    (279)      $   2,674        $  (4,470)        $   1,248        $  (5,204)
  Other Owned Assets                                $    (278)      $    (493)       $     535         $     229        $     608
 Total Managed Assets                               $      14       $   9,162        $ (15,719)        $   4,552        $ (16,657)

Cash Sales:
 Mutual Funds                                       $   8,749       $   7,913        $   7,384         $   8,394        $   9,889
 Annuities                                              1,548           1,507            1,308             1,406            1,427
 Investment Certificates                                  643             876              941             1,017              954
 Life and Other Insurance Products                        184             218              200               233              244
 Institutional                                          1,815             747              488             1,265            2,506
 Other                                                  1,028           1,150            1,115             1,058            1,955
                                                    ---------       ---------        ---------         ---------        ---------
Total Cash Sales                                    $  13,967       $  12,411        $  11,436         $  13,373        $  16,975
                                                    =========       =========        =========         =========        =========

Number of Financial Advisors                           11,502          11,535           11,385            11,646           12,052
Fees from Financial Plans and Advice Services       $    29.7       $    27.1        $    23.1         $    29.7        $    27.6
Percentage of Total Sales from Financial Plans
 and Advice Services                                     73.2%           72.4%            72.4%             72.3%            73.0%

 *  Excludes cash, derivatives, short term and other investments.
**  Excludes the effect on Shareholder's Equity of SFAS No. 115 and
    SFAS No. 133.

(PRELIMINARY)                AMERICAN EXPRESS BANK
                              STATEMENTS OF INCOME
                                   (UNAUDITED)

(DOLLARS IN MILLIONS)

                                                            QUARTERS ENDED
                                                               MARCH 31,
                                                     ---------------------------        PERCENTAGE
                                                        2002              2001           INC/(DEC)
                                                     ---------         ---------        ----------
Net Revenues:
 Interest Income                                     $     143         $     187           (24.0)%
 Interest Expense                                           58               122           (52.7)
                                                     ---------         ---------
  Net Interest Income                                       85                65            30.5
 Commissions and Fees                                       50                52            (3.1)
 Foreign Exchange Income & Other Revenue                    43                41             3.5
                                                     ---------         ---------
  Total Net Revenues                                       178               158            12.4
                                                     ---------         ---------
Expenses:
 Human Resources                                            55                62           (11.3)
 Other Operating Expenses                                   62                66            (6.0)
 Provision for Losses                                       41                16               #
                                                     ---------         ---------
  Total Expenses                                           158               144             9.9
                                                     ---------         ---------
Pretax Income                                               20                14            38.2
Income Tax Provision                                         7                 5            33.7
                                                     ---------         ---------
Net Income                                           $      13         $       9            40.8
                                                     =========         =========

#   Denotes a variance of more than 100%.

(PRELIMINARY)                 AMERICAN EXPRESS BANK
                        SELECTED STATISTICAL INFORMATION
                                   (UNAUDITED)

(DOLLARS IN BILLIONS, EXCEPT WHERE INDICATED)

                                                                  QUARTERS ENDED
                                                                     MARCH 31,             PERCENTAGE
                                                           ---------------------------
                                                              2002             2001         INC/(DEC)
                                                           ----------       ----------     -----------
Total Shareholder's Equity (millions)                      $      767       $      774          (0.8)%
Return On Average Common Equity (A)                              (1.4)%            4.6%            -
Return On Average Assets (B)                                    (0.08)%           0.26%            -
Total Loans                                                $      5.3       $      5.4          (2.8)
Total Non-performing Loans (millions) (C)                  $      128       $      187         (31.4)
Other Non-performing Assets (millions)                     $        2       $       24         (91.8)
Reserve for Credit Losses (millions) (D)                   $      160       $      164          (2.0)
Loan Loss Reserves as a % of Total Loans                          2.9%             2.8%            -
Deposits                                                   $      8.2       $      8.5          (3.9)
Assets Managed (E)/Administered                            $     11.8       $     10.7           9.7
Assets of Non-consolidated Joint
 Ventures                                                  $      1.9       $      2.1         (11.5)
Risk-Based Capital Ratios:
 Tier 1                                                          10.7%            10.7%            -
 Total                                                           11.0%            11.4%            -
Leverage Ratio                                                    5.2%             5.8%            -

(A) Excludes the effect on Shareholder's Equity of SFAS No. 115 and SFAS No.
    133.
(B) Excludes the effect on total assets of SFAS No. 115 and SFAS No. 133 to the extent that they directly affect Shareholder's Equity.
(C) AEB defines non-performing loans as loans (other than certain smaller-balance consumer loans) on which the accrual of interest is discontinued because the contractual payment of principal or interest has become 90 days past due or if, in management's opinion, the borrower is unlikely to meet its contractual obligations. For smaller-balance consumer loans, management establishes reserves it believes to be adequate to absorb credit losses inherent in the portfolio. Generally, these loans are written off in full when they are determined to be non-performing.
(D) Allocation (millions):

   Loans                                                   $      154   $     149
   Other Assets, primarily derivatives                              5          12
   Other Liabilities                                                1           3
                                                           ----------   ---------
     Total Reserve for Credit Losses                       $      160   $     164
                                                           ==========   =========

(E) Includes assets managed by American Express Financial Advisors.

(PRELIMINARY)                 AMERICAN EXPRESS BANK
                            STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

(DOLLARS IN MILLIONS)

                                                                      QUARTERS ENDED
                                                -----------------------------------------------------------------------------
                                                  MARCH 31,     DECEMBER 31,    SEPTEMBER 30,      JUNE 30,        MARCH 31,
                                                    2002            2001             2001            2001            2001
                                                ------------    ------------    -------------    ------------    ------------
Net Revenues:
 Interest Income                                $        143    $        154    $         174    $        182    $        187
 Interest Expense                                         58              65               98             110             122
                                                ------------    ------------    -------------    ------------    ------------
   Net Interest Income                                    85              89               76              72              65
 Commissions and Fees                                     50              49               51              51              52
 Foreign Exchange Income & Other Revenue                  43              30               38              36              41
                                                ------------    ------------    -------------    ------------    ------------
   Total Net Revenues                                    178             168              165             159             158
                                                ------------    ------------    -------------    ------------    ------------
Expenses:
 Human Resources                                          55              62               60              62              62
 Other Operating Expenses                                 62              57               69              65              66
 Provision for Losses:
  Ongoing                                                 41              21               14              14              16
  Restructuring Related*                                   -               -               26               -               -
                                                ------------    ------------    -------------    ------------    ------------
   Total                                                  41              21               40              14              16
Restructuring Charges*                                     -              12               58               -               -
                                                ------------    ------------    -------------    ------------    ------------
  Total Expenses                                         158             152              227             141             144
                                                ------------    ------------    -------------    ------------    ------------
Pretax Income (Loss)                                      20              16              (62)             18              14
Income Tax Provision (Benefit)                             7               7              (19)              6               5
                                                ------------    ------------    -------------    ------------    ------------
Net Income (Loss)                               $         13    $          9    $         (43)   $         12    $          9
                                                ============    ============    =============    ============    ============

* Included in 2001 net income (loss) are restructuring charges of $12 million ($8 million after-tax) and $84 million ($57 million after-tax) recognized in the fourth and third quarters, respectively.

(PRELIMINARY)                AMERICAN EXPRESS BANK
                        SELECTED STATISTICAL INFORMATION
                                   (UNAUDITED)

(DOLLARS IN BILLIONS, EXCEPT WHERE INDICATED)


                                                                                  QUARTERS ENDED
                                              --------------------------------------------------------------------------------------
                                               MARCH 31,          DECEMBER 31,     SEPTEMBER 30,        JUNE 30,          MARCH 31,
                                                 2002                2001               2001              2001              2001
                                              -----------         -----------      -------------      -----------       -----------
Total Shareholder's Equity (millions)         $       767         $       761       $       771       $       767       $       774
Return on Average Common Equity (A)                  (1.4)%              (2.0)%            (2.4)%             5.2%              4.6%
Return on Average Assets (B)                        (0.08)%             (0.11)%           (0.13)%            0.30%             0.26%
Total Loans                                   $       5.3         $       5.3       $       5.6       $       5.5       $       5.4
Total Non-performing Loans (millions) (C)     $       128         $       123       $       133       $       159       $       187
Other Non-performing Assets (millions)        $         2         $        22       $         2       $         4       $        24
Reserve for Credit Losses (millions) (D)      $       160         $       148       $       149       $       130       $       164
Loan Loss Reserves as a % of Total Loans              2.9%                2.4%              2.6%              2.3%              2.8%
Deposits                                      $       8.2         $       8.4       $       8.7       $       8.5       $       8.5
Assets Managed (E)/Administered               $      11.8         $      11.4       $      11.3       $      11.1       $      10.7
Assets of Non-Consolidated Joint
  Ventures                                    $       1.9         $       1.9       $       2.0       $       2.0       $       2.1
Risk-Based Capital Ratios:
  Tier 1                                             10.7%               11.1%              9.9%             10.4%             10.7%
  Total                                              11.0%               12.2%             10.6%             11.1%             11.4%
Leverage Ratio                                        5.2%                5.3%              5.4%              5.8%              5.8%

(A) Excludes the effect on Shareholder's Equity of SFAS No. 115 and SFAS No.
    133.
(B) Excludes the effect on total assets of SFAS No. 115 and SFAS No. 133 to the extent that they directly affect Shareholder's Equity.
(C) AEB defines non-performing loans as loans (other than certain smaller-balance consumer loans) on which the accrual of interest is discontinued because the contractual payment of principal or interest has become 90 days past due or if, in management's opinion, the borrower is unlikely to meet its contractual obligations. For smaller-balance consumer loans, management establishes reserves it believes to be adequate to absorb credit losses inherent in the portfolio. Generally, these loans are written off in full when they are determined to be non-performing.
(D) Allocation (millions):

    Loans                                     $       154         $       128       $       144       $       126       $       149
    Other Assets, primarily derivatives                 5                   4                 3                 3                12
    Other Liabilities                                   1                  16                 2                 1                 3
                                              -----------         -----------       -----------       -----------       -----------
    Total Reserve for Credit Losses           $       160         $       148       $       149       $       130       $       164
                                              ===========         ===========       ===========       ===========       ===========

(E) Includes assets managed by American Express Financial Advisors.